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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 JANUARY 1, 2002



                            PEROT SYSTEMS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      0-22495              75-2230700
          --------                      -------              ----------
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE       (IRS EMPLOYER
     INCORPORATION)                      NUMBER)         IDENTIFICATION NO.)



                             2300 WEST PLANO PARKWAY
                               PLANO, TEXAS 75075

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 577-0000









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ITEM 5. OTHER EVENTS.

         On January 1, 2002, Perot Systems Corporation (the "Company") purchased all of the outstanding common stock of Claim Services Resource Group, Inc. for $62,750,000 in cash and stock of the Company. Perot Systems has issued a press release with respect to this transaction, which is attached hereto as Exhibit
99.1 and is incorporated in its entirety herein by reference. See "Index to Exhibits."

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1     Press Release issued by Perot Systems Corporation January 2,
                  2002




                                        2




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: January 2, 2002                 PEROT SYSTEMS CORPORATION



                                                By:  /s/ Rex Mills
                                                   ----------------------------
                                                   Rex Mills
                                                   Assistant Secretary








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                                INDEX TO EXHIBITS



   EXHIBIT
    NUMBER                        DESCRIPTION
    ------                        -----------
     99.1         Press Release issued by Perot Systems Corporation January 2,
                  2002